                                  EXHIBIT 99.10

[GRAPHICS OMITTED]

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-A

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-A        BALANCE: 246,434,492
FRIEDMAN BILLINGS RAMSEY         1,513 RECORDS

                                                      PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                          NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                           MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
ORIGINAL BALANCE ($)          LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
0.01 -- 50,000.00                68    2,697,811.34         1.09   39,673.70     8.405     77.01       605
50,000.01 -- 100,000.00         363   28,136,648.32        11.42   77,511.43     7.478     84.00       625
100,000.01 -- 150,000.00        444   54,956,728.94        22.30  123,776.42     6.948     84.51       631
150,000.01 -- 200,000.00        267   46,292,582.45        18.78  173,380.46     6.963     86.58       634
200,000.01 -- 250,000.00        156   35,164,517.09        14.27  225,413.57     6.770     83.47       642
250,000.01 -- 300,000.00         75   20,412,507.00         8.28  272,166.76     6.824     82.75       637
300,000.01 -- 350,000.00         45   14,591,716.65         5.92  324,260.37     6.435     84.55       650
350,000.01 -- 400,000.00         37   13,899,152.06         5.64  375,652.76     6.859     85.56       660
400,000.01 -- 450,000.00         19    7,955,671.29         3.23  418,719.54     6.541     85.79       657
450,000.01 -- 500,000.00         13    6,237,958.29         2.53  479,842.95     6.255     79.71       647
500,000.01 -- 550,000.00          8    4,222,289.67         1.71  527,786.21     6.592     79.77       664
550,000.01 -- 600,000.00          6    3,422,570.41         1.39  570,428.40     7.562     88.31       670
600,000.01 -- 650,000.00          4    2,561,803.56         1.04  640,450.89     6.879     87.20       614
700,000.01 -- 750,000.00          8    5,882,534.73         2.39  735,316.84     6.827     80.46       632
                          ---------  --------------  -----------  ----------  --------  --------  --------

Total:                        1,513  246,434,491.80       100.00  162,878.05     6.924     84.35       638
                          ---------  --------------  -----------  ----------  --------  --------  --------

                                                      PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                          NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                           MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
CURRENT BALANCE ($)           LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
0.01 -- 50,000.00                68    2,697,811.34         1.09   39,673.70     8.405     77.01       605
50,000.01 -- 100,000.00         364   28,235,945.82        11.46   77,571.28     7.471     83.99       626
100,000.01 -- 150,000.00        444   55,007,283.93        22.32  123,890.28     6.948     84.53       631
150,000.01 -- 200,000.00        267   46,342,587.74        18.81  173,567.74     6.965     86.55       634
200,000.01 -- 250,000.00        156   35,214,196.19        14.29  225,732.03     6.762     83.48       642
250,000.01 -- 300,000.00         74   20,162,970.12         8.18  272,472.57     6.838     82.74       637
300,000.01 -- 350,000.00         45   14,591,716.65         5.92  324,260.37     6.435     84.55       650
350,000.01 -- 400,000.00         37   13,899,152.06         5.64  375,652.76     6.859     85.56       660
400,000.01 -- 450,000.00         20    8,405,285.07         3.41  420,264.25     6.505     85.07       658
450,000.01 -- 500,000.00         12    5,788,344.51         2.35  482,362.04     6.285     80.28       645
500,000.01 -- 550,000.00          8    4,222,289.67         1.71  527,786.21     6.592     79.77       664
550,000.01 -- 600,000.00          6    3,422,570.41         1.39  570,428.40     7.562     88.31       670
600,000.01 -- 650,000.00          4    2,561,803.56         1.04  640,450.89     6.879     87.20       614
700,000.01 -- 750,000.00          8    5,882,534.73         2.39  735,316.84     6.827     80.46       632
                          ---------  --------------  -----------  ----------  --------  --------  --------

Total:                        1,513  246,434,491.80       100.00  162,878.05     6.924     84.35       638
                          ---------  --------------  -----------  ----------  --------  --------  --------

                                               PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                   NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                    MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
MORTGAGE RATE (%)      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
-----------------  ---------  --------------  -----------  ----------  --------  --------  --------
4.500 -- 4.999            11    2,296,623.90         0.93  208,783.99     4.746     68.15       691
5.000 -- 5.499            38    8,835,540.17         3.59  232,514.22     5.261     74.14       677
5.500 -- 5.999           174   34,671,030.88        14.07  199,258.80     5.756     78.84       659
6.000 -- 6.499           179   32,741,965.77        13.29  182,916.01     6.213     82.18       651
6.500 -- 6.999           276   49,477,252.88        20.08  179,265.41     6.755     83.95       637
7.000 -- 7.499           265   42,584,261.85        17.28  160,695.33     7.209     87.06       636
7.500 -- 7.999           315   46,948,832.21        19.05  149,043.91     7.684     89.98       627
8.000 -- 8.499           127   17,198,805.55         6.98  135,423.67     8.189     86.10       611
8.500 -- 8.999            87    8,775,316.21         3.56  100,865.70     8.661     84.53       588
9.000 -- 9.499            21    1,742,559.78         0.71   82,979.04     9.096     83.15       571
9.500 -- 9.999            16    1,015,492.99         0.41   63,468.31     9.696     83.27       591
10.000 -- 10.499           4      146,809.61         0.06   36,702.40    10.270     87.14       569
                   ---------  --------------  -----------  ----------  --------  --------  --------

Total:                 1,513  246,434,491.80       100.00  162,878.05     6.924     84.35       638
                   ---------  --------------  -----------  ----------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 246,434,492
FRIEDMAN BILLINGS RAMSEY         1,513 RECORDS


                                                       PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                           NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                            MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
ORIGINAL TERM TO MATURITY      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
-------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
61 -- 120                          6      926,585.94         0.38  154,430.99     7.845     75.11       688
121 -- 180                        39    4,730,035.55         1.92  121,282.96     7.051     80.38       646
181 -- 240                        37    4,132,890.79         1.68  111,699.75     6.856     78.76       646
241 -- 300                         5      750,063.80         0.30  150,012.76     6.457     86.98       668
301 -- 360                     1,426  235,894,915.72        95.72  165,424.20     6.921     84.55       637
                           ---------  --------------  -----------  ----------  --------  --------  --------

Total:                         1,513  246,434,491.80       100.00  162,878.05     6.924     84.35       638
                           ---------  --------------  -----------  ----------  --------  --------  --------

                                                        PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                            NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
REMAINING TERM TO MATURITY   MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
(MONTHS)                        LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
61 -- 120                           6      926,585.94         0.38  154,430.99     7.845     75.11       688
121 -- 180                         39    4,730,035.55         1.92  121,282.96     7.051     80.38       646
181 -- 240                         37    4,132,890.79         1.68  111,699.75     6.856     78.76       646
241 -- 300                          5      750,063.80         0.30  150,012.76     6.457     86.98       668
301 -- 360                      1,426  235,894,915.72        95.72  165,424.20     6.921     84.55       637
                            ---------  --------------  -----------  ----------  --------  --------  --------

Total:                          1,513  246,434,491.80       100.00  162,878.05     6.924     84.35       638
                            ---------  --------------  -----------  ----------  --------  --------  --------

                                           PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
               NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
LIEN POSITION      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
-------------  ---------  --------------  -----------  ----------  --------  --------  --------
1                  1,513  246,434,491.80       100.00  162,878.05     6.924     84.35       638
               ---------  --------------  -----------  ----------  --------  --------  --------

Total:             1,513  246,434,491.80       100.00  162,878.05     6.924     84.35       638
               ---------  --------------  -----------  ----------  --------  --------  --------

                                                PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                    NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                     MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
SEASONING (MONTHS)      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
------------------  ---------  --------------  -----------  ----------  --------  --------  --------
0                           3      354,350.00         0.14  118,116.67     7.192     87.57       582
1                         348   58,049,968.59        23.56  166,810.25     7.159     84.44       643
2                         541   85,917,160.01        34.86  158,811.76     7.094     85.55       630
3                         378   57,237,500.53        23.23  151,421.96     6.996     85.39       632
4                         124   22,392,470.94         9.09  180,584.44     6.184     81.69       652
5                          70   12,895,850.96         5.23  184,226.44     6.081     79.40       658
6                          22    4,978,478.26         2.02  226,294.47     6.492     78.54       635
7                           7      962,901.74         0.39  137,557.39     6.608     87.03       650
8                           1      115,887.37         0.05  115,887.37     5.930     82.20       644
9                           2      406,724.33         0.17  203,362.17     5.971     71.54       651
10                          3      552,466.75         0.22  184,155.58     5.529     70.05       703
11                          4    1,312,315.83         0.53  328,078.96     6.331     81.15       649
12                          2      150,331.01         0.06   75,165.51     6.609     82.19       628
13                          2      513,675.87         0.21  256,837.94     6.349     80.66       604
14                          6      594,409.61         0.24   99,068.27     6.758     84.84       639
                    ---------  --------------  -----------  ----------  --------  --------  --------

Total:                  1,513  246,434,491.80       100.00  162,878.05     6.924     84.35       638
                    ---------  --------------  -----------  ----------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 246,434,492
FRIEDMAN BILLINGS RAMSEY         1,513 RECORDS


                                                    PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                        NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                         MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
ORIGINAL CLTV (%)           LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
----------------------  ---------  --------------  -----------  ----------  --------  --------  --------
15.01 -- 20.00                  1       50,000.00         0.02   50,000.00     8.750     18.52       555
20.01 -- 25.00                  4      214,868.27         0.09   53,717.07     7.800     22.72       607
25.01 -- 30.00                  2      203,318.71         0.08  101,659.36     6.795     26.60       648
30.01 -- 35.00                  4      656,910.81         0.27  164,227.70     6.443     32.21       648
35.01 -- 40.00                  3      288,252.27         0.12   96,084.09     7.120     38.04       578
40.01 -- 45.00                 10    1,261,373.76         0.51  126,137.38     6.594     43.07       617
45.01 -- 50.00                 10    1,413,879.56         0.57  141,387.96     6.449     48.63       652
50.01 -- 55.00                 18    2,698,595.66         1.10  149,921.98     7.090     52.23       628
55.01 -- 60.00                 27    4,542,795.26         1.84  168,251.68     6.381     57.54       670
60.01 -- 65.00                 34    6,285,039.31         2.55  184,854.10     6.072     62.68       647
65.01 -- 70.00                 60   10,963,319.58         4.45  182,721.99     6.360     68.39       638
70.01 -- 75.00                 96   15,355,273.76         6.23  159,950.77     6.569     73.44       631
75.01 -- 80.00                245   38,803,874.14        15.75  158,383.16     6.718     79.15       639
80.01 -- 85.00                244   40,417,143.78        16.40  165,644.03     6.957     83.63       627
85.01 -- 90.00                412   65,208,340.56        26.46  158,272.67     6.971     89.20       631
90.01 -- 95.00                104   18,075,370.06         7.33  173,801.64     7.051     93.68       641
95.01 -- 100.00               239   39,996,136.31        16.23  167,347.85     7.461     99.63       654
                        ---------  --------------  -----------  ----------  --------  --------  --------

Total:                      1,513  246,434,491.80       100.00  162,878.05     6.924     84.35       638
                        ---------  --------------  -----------  ----------  --------  --------  --------

                                                    PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                        NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                         MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
OCCUPANCY TYPE              LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
----------------------  ---------  --------------  -----------  ----------  --------  --------  --------
Owner-Occupied              1,334  215,053,741.65        87.27  161,209.70     6.885       632     84.84
Non-Owner Occupied            134   21,605,808.73         8.77  161,237.38     7.417       676     78.69
Second Home                    45    9,774,941.42         3.97  217,220.92     6.707       675     85.93
                        ---------  --------------  -----------  ----------  --------  --------  --------

Total:                      1,513  246,434,491.80       100.00  162,878.05     6.924       638     84.35
                        ---------  --------------  -----------  ----------  --------  --------  --------

                                                    PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                        NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                         MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
PROPERTY TYPE               LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
----------------------  ---------  --------------  -----------  ----------  --------  --------  --------
Single Family Detached      1,341  216,288,834.11        87.77  161,289.21     6.896       633     84.83
Duplex                         46    7,098,911.70         2.88  154,324.17     7.127       659     81.48
Condominium                    42    7,073,609.75         2.87  168,419.28     6.935       655     85.55
6-Unit                         15    4,570,624.32         1.85  304,708.29     6.944       669     77.65
Triplex                        13    2,086,434.06         0.85  160,494.93     6.918       716     76.40
5-Unit                          9    2,048,357.62         0.83  227,595.29     7.282       733     74.68
Quadruplex                     14    2,007,663.78         0.81  143,404.56     7.739       685     80.32
Townhouse                      12    1,910,034.14         0.78  159,169.51     6.994       646     91.09
7-Unit                          5    1,238,988.16         0.50  247,797.63     7.441       683     68.55
8-Unit                          4    1,087,975.34         0.44  271,993.84     7.453       664     70.47
Row Home                       12    1,023,058.82         0.42   85,254.90     7.717       638     88.01
                        ---------  --------------  -----------  ----------  --------  --------  --------

Total:                      1,513  246,434,491.80       100.00  162,878.05     6.924       638     84.35
                        ---------  --------------  -----------  ----------  --------  --------  --------

                                                    PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                        NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                         MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
USE OF PROCEEDS             LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
----------------------  ---------  --------------  -----------  ----------  --------  --------  --------

Cashout Refinance           1,111  182,116,929.60        73.90  163,921.63     6.918       632     84.09
Purchase                      200   34,124,550.43        13.85  170,622.75     7.044       674     86.48
Rate/Term Refinance           202   30,193,011.77        12.25  149,470.36     6.824       633     83.48
                        ---------  --------------  -----------  ----------  --------  --------  --------

Total:                      1,513  246,434,491.80       100.00  162,878.05     6.924       638     84.35
                        ---------  --------------  -----------  ----------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 246,434,492
FRIEDMAN BILLINGS RAMSEY         1,513 RECORDS

                                                        PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                            NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                             MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
DOCUMENTATION TYPE              LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
Full Doc                        1,164  177,009,144.38        71.83  152,069.71     6.869       637     84.39
Alt Doc                           203   44,223,043.70        17.95  217,847.51     6.929       636     86.21
Stated Income                     138   23,318,137.41         9.46  168,972.01     7.292       647     80.77
Lite Doc                            4    1,390,087.37         0.56  347,521.84     7.422       567     80.21
Stated Income/Stated Asset          4      494,078.94         0.20  123,519.74     7.427       610     83.33
                            ---------  --------------  -----------  ----------  --------  --------  --------

Total:                          1,513  246,434,491.80       100.00  162,878.05     6.924       638     84.35
                            ---------  --------------  -----------  ----------  --------  --------  --------


                                                        PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                            NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                             MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
LOAN TYPE                       LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
--------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
ARM 2/28                          809  140,361,812.11        56.96  173,500.39     6.916       631     85.63
Fixed 30 yr                       599   91,588,603.40        37.17  152,902.51     6.934       646     82.63
Fixed 15 yr                        39    4,730,035.55         1.92  121,282.96     7.051       646     80.38
Fixed 20 yr                        37    4,132,890.79         1.68  111,699.75     6.856       646     78.76
ARM 5/25                           15    3,285,362.03         1.33  219,024.14     6.871       644     90.57
Balloon 10 yr                       5      719,385.94         0.29  143,877.19     8.050       711     76.58
Fixed 25 yr                         4      680,063.80         0.28  170,015.95     6.299       668     86.33
ARM 3/27                            2      533,829.10         0.22  266,914.55     6.505       650     92.43
Fixed 10 yr                         1      207,200.00         0.08  207,200.00     7.130       610     70.00
Fixed 28 yr                         1      125,309.08         0.05  125,309.08     5.300       727     90.00
Fixed 22 yr                         1       70,000.00         0.03   70,000.00     7.990       671     93.33
                            ---------  --------------  -----------  ----------  --------  --------  --------

Total:                          1,513  246,434,491.80       100.00  162,878.05     6.924       638     84.35
                            ---------  --------------  -----------  ----------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 246,434,492
FRIEDMAN BILLINGS RAMSEY         1,513 RECORDS

                                                             PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                                 NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                                  MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS    CREDIT   ORGINAL
GEOGRAPHIC DISTRIBUTION              LOANS         BALANCE      BALANCE     BALANCE    COUPON     SCORE      CLTV
-------------------------------  ---------  --------------  -----------  ----------  --------  --------  --------
North Carolina                         175   26,541,762.33        10.77  151,667.21     6.997       627     87.61
New Jersey                             100   25,309,106.53        10.27  253,091.07     7.147       658     81.19
Pennsylvania                           160   20,398,356.71         8.28  127,489.73     7.404       623     84.79
California                              71   17,093,363.76         6.94  240,751.60     6.299       652     75.14
Florida                                 91   13,696,708.11         5.56  150,513.28     6.898       630     84.18
Maryland                                59   13,087,295.59         5.31  221,818.57     6.355       641     81.52
Georgia                                 71   11,369,640.83         4.61  160,135.79     6.927       631     87.67
Ohio                                    94   11,194,584.93         4.54  119,091.33     7.273       627     87.01
Wisconsin                               68   10,980,187.73         4.46  161,473.35     7.127       632     87.43
Virginia                                44    9,598,579.01         3.89  218,149.52     6.596       638     85.85
Arizona                                 59    9,119,247.98         3.70  154,563.53     6.294       655     85.92
Missouri                                60    7,418,933.32         3.01  123,648.89     6.983       623     86.48
Delaware                                33    6,409,125.17         2.60  194,215.91     6.912       621     82.36
South Carolina                          51    6,079,217.69         2.47  119,200.35     7.388       626     88.85
Illinois                                39    5,643,528.52         2.29  144,705.86     7.227       637     87.13
Nevada                                  24    5,443,667.84         2.21  226,819.49     5.942       652     80.17
Minnesota                               28    4,832,066.64         1.96  172,573.81     6.888       644     86.83
Tennessee                               36    4,810,214.74         1.95  133,617.08     6.912       627     84.84
Massachusetts                           16    4,561,431.52         1.85  285,089.47     6.872       659     78.99
Michigan                                33    3,993,543.62         1.62  121,016.47     7.437       630     90.54
New Mexico                              28    3,892,865.10         1.58  139,030.90     6.553       642     85.48
Kansas                                  30    3,422,904.41         1.39  114,096.81     7.346       643     90.79
Connecticut                             16    3,209,625.08         1.30  200,601.57     7.172       664     79.47
South Dakota                            26    3,042,519.85         1.23  117,019.99     7.349       628     85.96
Nebraska                                25    2,467,178.42         1.00   98,687.14     7.027       624     86.60
Washington                               9    1,924,846.53         0.78  213,871.84     6.600       607     87.46
Colorado                                 7    1,667,626.67         0.68  238,232.38     6.873       633     85.23
Oregon                                   7    1,468,652.21         0.60  209,807.46     6.615       639     86.12
Rhode Island                             5    1,446,343.75         0.59  289,268.75     6.810       673     74.55
Indiana                                  8    1,034,763.99         0.42  129,345.50     7.818       622     87.56
New Hampshire                            4      953,488.92         0.39  238,372.23     7.000       751     74.49
Kentucky                                 6      934,263.45         0.38  155,710.58     6.936       612     83.21
Oklahoma                                 8      869,330.92         0.35  108,666.37     6.778       619     87.92
Iowa                                     6      548,569.66         0.22   91,428.28     7.758       624     84.19
Montana                                  3      510,722.66         0.21  170,240.89     6.801       652     81.52
Utah                                     3      414,827.45         0.17  138,275.82     7.523       641     92.62
North Dakota                             4      392,963.17         0.16   98,240.79     7.269       654     87.82
Idaho                                    2      176,054.00         0.07   88,027.00     6.961       621     71.92
Wyoming                                  1      164,000.00         0.07  164,000.00     6.990       628    100.00
Texas                                    1      159,593.08         0.06  159,593.08     7.250       644     88.89
Maine                                    1       87,922.45         0.04   87,922.45     7.500       737     80.80
New York                                 1       64,867.46         0.03   64,867.46     6.500       712     20.31
                                 ---------  --------------  -----------  ----------  --------  --------  --------

Total:                               1,513  246,434,491.80       100.00  162,878.05     6.924       638     84.35
                                 ---------  --------------  -----------  ----------  --------  --------  --------

                                                             PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
                                 NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
                                  MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
PREPAYMENT PENALTY TERM (YEARS)      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
-------------------------------  ---------  --------------  -----------  ----------  --------  --------  --------

0                                      575   89,435,164.00        36.29  155,539.42     7.099     84.88       638
12                                      11    2,417,065.46         0.98  219,733.22     6.494     87.58       633
24                                     473   81,923,147.45        33.24  173,199.04     6.852     86.04       627
36                                     454   72,659,114.89        29.48  160,042.10     6.805     81.69       649
                                 ---------  --------------  -----------  ----------  --------  --------  --------

Total:                               1,513  246,434,491.80       100.00  162,878.05     6.924     84.35       638
                                 ---------  --------------  -----------  ----------  --------  --------  --------

Loans with Penalty: 63.71%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

POPULAR ABS 2005-A        BALANCE: 246,434,492
FRIEDMAN BILLINGS RAMSEY         1,513 RECORDS

                                        PERCENT OF              WEIGHTED  WEIGHTED  WEIGHTED
            NUMBER OF     OUTSTANDING  OUTSTANDING     AVERAGE   AVERAGE   AVERAGE   AVERAGE
             MORTGAGE       PRINCIPAL    PRINCIPAL        LOAN     GROSS   ORGINAL    CREDIT
FICO SCORE      LOANS         BALANCE      BALANCE     BALANCE    COUPON      CLTV     SCORE
----------  ---------  --------------  -----------  ----------  --------  --------  --------
520 -- 539         43    5,951,311.10         2.41  138,402.58     8.099     81.17       532
540 -- 559         91   13,182,807.81         5.35  144,866.02     7.761     82.85       551
560 -- 579        122   16,806,158.65         6.82  137,755.40     7.467     80.66       570
580 -- 599        150   20,773,274.49         8.43  138,488.50     7.043     81.92       590
600 -- 619        202   32,277,014.34        13.10  159,787.20     6.931     83.56       610
620 -- 639        245   40,066,342.61        16.26  163,536.09     6.906     87.15       628
640 -- 659        250   40,590,418.27        16.47  162,361.67     6.837     86.52       649
660 -- 679        167   30,437,129.09        12.35  182,258.26     6.572     84.07       669
680 -- 699         88   16,710,821.04         6.78  189,895.69     6.596     86.98       689
700 -- 719         65   11,563,890.18         4.69  177,906.00     6.646     84.20       708
720 -- 739         37    8,035,657.43         3.26  217,179.93     6.852     86.56       729
740 -- 759         19    3,189,413.11         1.29  167,863.85     6.389     80.08       749
760 -- 779         18    3,604,027.44         1.46  200,223.75     6.620     76.73       768
780 -- 799         14    3,002,965.41         1.22  214,497.53     6.154     74.29       788
800 -- 819          2      243,260.83         0.10  121,630.42     5.214     67.73       811
            ---------  --------------  -----------  ----------  --------  --------  --------

Total:          1,513  246,434,491.80       100.00  162,878.05     6.924     84.35       638
            ---------  --------------  -----------  ----------  --------  --------  --------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.